UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Field by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTELLIGENT SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant))

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4355 Shackleford Road

Norcross, Georgia 30093

SUPPLEMENT TO PROXY STATEMENT

FOR

2019 annual meeting of shareholders

TO BE HELD THURSDAY, MAY 23, 2019

On April 12, 2019, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Shareholders of Intelligent Systems Corporation (“the Company”) to be held on Thursday, May 23, 2019 (the “Meeting”) with the Securities and Exchange Commission (the “SEC”) and made available to our shareholders on the Internet, and commenced delivering to our shareholders by mail, the Proxy Statement and related proxy materials.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal regarding how often (the “Say-On-Frequency Vote”) we will hold future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers (each a “Say-On-Pay Vote”). This Supplement has been prepared to provide our shareholders with information regarding the Say-On-Frequency Vote and whether future Say-On-Pay votes should occur every one year, every two years, or every three years.

This Supplement is being furnished to our shareholders of record as of the close of business on April 5, 2019, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournment thereof.  This Supplement does not provide all of the information that is important to your decision at the Meeting.  Additional information is included in the Proxy Statement that was previously made available to our shareholders.  We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal 3. Shareholders of record may vote on all three proposals by submitting the amended proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any proposal will be voted in accordance with the recommendations of the Board of Directors.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-On-Frequency Vote.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal 3, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

PROPOSAL 3

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on a non-binding, advisory basis, whether future Say-On-Pay votes of the nature reflected in Proposal 3 of the Proxy Statement should occur every one year, every two years or every three years.

Although the Board of Directors recommends holding a Say-On-Pay vote once every year, shareholders have the option to specify one of four choices for this matter on the amended proxy card: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory Say-On-Pay votes on a less frequent basis and may vary its practice based on factors such as discussion with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE

COMPENSATION EVERY 1 YEAR.

ANNUAL MEETING OF SHAREHOLDERS OF

INTELLIGENT SYSTEMS CORPORATION

May 23, 2019

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, and Proxy Card are available at https://materials.proxyvote.com/45816D

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE, AND "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of One Director:

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

NOMINEE:

○ PHILIP H. MOISE

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Approval by a non-binding advisory vote of the compensation of our named executive officers.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Approval to conduct a non-binding vote on the frequency of a non-binding vote on the compensation of our named executive officers. The board recommends a vote every 1 year for this proposal.

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

This proxy will be voted as directed. If no instructions are specified, the proxy will be voted "FOR" Proposal 1 & 2 and every 1 year as recommended by the board for 3.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of the Shareholders and the 2018 Annual Report to Shareholders.

Signature of Shareholder ______________________ Date __________ Signature of Shareholder ______________________ Date __________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

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